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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported):  August 30, 1996
                                                   ---------------


                                  Anicom, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-25364                   36-3885212
- ----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


        6133 North River Road, Suite 410, Rosemont, IL            60018
        ----------------------------------------------          ----------
          (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code (708)518-8700
                                                          -------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On August 30, 1996, Norfolk Wire & Electronics, Inc. ("Norfolk") was merged into a wholly-owned subsidiary of Registrant. The total merger consideration of approximately $8 million was paid in the form of $4,000,000 in cash, and 258,062 shares of Registrant's common stock, $.001 par value per share ("Common Stock"). Registrant also granted to the shareholders of Norfolk certain registration rights under the Securities Act of 1933, as amended, with respect to up to 38,709 shares of Common Stock.

         All cash consideration from Registrant in this transaction was paid out of Registrant's existing working capital. All shares of Common Stock issued in this transaction were issued out of Registrant's authorized but unissued Common Stock.

(b) Certain of the assets acquired pursuant to this transaction constitute equipment or other physical property used by Norfolk in its business as a distributor of wire and cable products. The Registrant will continue to use these assets for the same purpose.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Audited financial statements of Norfolk required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of the Report on Form 8-K.

(b)      Pro Forma Financial Information.

         The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(c)      Exhibits.

         2.1 Agreement and Plan of Reorganization, by and among Anicom, Inc., Anicom-Southeast, Inc., Norfolk Wire & Electronics, Inc., and Ronald A. Hurley, Robert H. Jennings, Stephen M. Mobley and Vonda M. Mall, dated as of August 30, 1996. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ANICOM, INC.



Dated:  September 11, 1996                         By:  /s/ Donald C. Welchko
                                                        -----------------------
                                                        Donald C. Welchko
                                                        Vice President,
                                                        Chief Financial Officer
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                                 Exhibit Index

                                                                   Sequential
                                                                      Page
 Exhibit #                             Item                          Number
- -----------     -------------------------------------------------  ----------
   2.1            Agreement and Plan of Reorganization by and           5
                  among Anicom, Inc., Anicom-Southeast, Inc.,
                  Norfolk Wire & Electronics, Inc., and Ronald
                  A. Hurley, Robert H. Jennings, Stephen M.
                  Mobley and Vonda M. Hall dated as of August
                  30, 1996.  Registrant agrees to furnish
                  supplementally to the Commission, upon
                  request, a copy of any omitted schedule.



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